BALANCE SHEETS (Parenthetical) (USD $)	Sep. 30, 2014	Dec. 31, 2013	Dec. 31, 2012
Current liabilities
Convertible note payable, net of discount	$ 661,575	$ 0	$ 0
Stockholders' (deficit)
Common stock, par value	$ 0.01	$ 0.01	$ 0.01
Common stock, shares authorized	350,000,000	250,000,000	250,000,000
Common stock, shares issued	202,675,382	158,280,604	125,610,284
Common stock, shares outstanding	202,675,382	158,280,604	125,610,284
Treasury stock, shares	1,440,000	1,440,000	1,440,000